AEGIS VALUE FUND, INC.

Supplement dated February 25, 2011
to the Prospectus dated December 29, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUND’S PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE CHANGES TO THE FUND’S INVESTMENT STRATEGIES AND POLICIES REFLECTED IN THIS SUPPLEMENT WILL BECOME EFFECTIVE AS OF MARCH 31, 2011.

The following paragraph replaces the first paragraph under “The Fund’s Principal Investment Strategies” in the “Fund Summary” section of the Fund’s Prospectus:

The Fund invests primarily in common stocks that the Fund’s investment advisor (“Advisor”) believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow.  This strategy is commonly known as a “deep value” investment strategy.  The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment.  The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in the securities of these companies.  The Fund may also invest in the securities of foreign companies and in real estate investment trusts (“REITs”).  The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

The following paragraph replaces the second paragraph under “Additional Information About the Investment Strategies and Risks of the Fund” in the Fund’s Prospectus:

The Fund may also invest in the securities of foreign companies, in real estate investment trusts (“REITs”) and in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula.  The Fund may also invest in investment grade, non-investment grade and unrated debt securities.  The Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder.

The following paragraphs are added under “Additional Information About the Investment Strategies and Risks of the Fund – Risk Factors” in the Fund’s Prospectus:

Risks of Investing in Lower-Rated Debt Securities    Investment in lower-rated and unrated debt securities can involve a substantial risk of loss.  These securities, which are rated below investment grade, are considered to be speculative with respect to the issuer’s ability to pay interest and principal and they are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for lower-rated securities tend to be volatile and these securities are generally much less liquid than investment-grade debt securities.  When a bond issuer encounters financial distress, it may default on bond payments or file a bankruptcy petition.  Defaulted or bankrupt bonds are typically replaced with new securities, either shares of stock or a new bond issue, as part of a financial restructuring or bankruptcy reorganization.  The risks in these securities include:  loss of income, uncertain timing of implementing a new financing plan, legal uncertainties, variations in state bankruptcy laws, difficulty of valuing the assets of a distressed company, possible management changes, and risks in the amount of and value of new securities to be received.  Some companies do not recover from severe financial distress and are liquidated; these situations may result in a total loss of the Fund’s investment in the security.

Risks of Investing in Convertible Securities   Convertible securities have general characteristics similar to both fixed-income and equity securities.  Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks.  Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.